Inventories	6 Months Ended
Jun. 30, 2026
Inventories [Abstract]
Inventories	Inventories
Inventories consist of the following:

	June 30, 2026	December 31, 2025
Work in progress and others	$1,136	$1,018
Raw materials and supplies	626	649
Inventory reserves	(140)	(90)
Total	$1,622	$1,577
For the three months ended June 30, 2026 and 2025, the Company recognized $13 million and $6 million, respectively, within cost of revenue to write down certain inventories to their estimated net realizable value.
For the six months ended June 30, 2026 and 2025, the Company recognized $74 million and $23 million, respectively, within cost of revenue to write down certain inventories to their estimated net realizable value.
There were no significant reversals of any write-down of inventories.